UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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FBL Financial Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Independent Proxy Advisory Firm Egan-Jones Joins Glass Lewis in Recommending that FBL Financial Group Shareholders Vote “FOR” Proposed Transaction with Farm Bureau Property & Casualty Insurance Company

Majority of Independent Proxy Advisory Firms Recommend Shareholders Vote FOR the Proposed Transaction

WEST DES MOINES, Iowa – April 27, 2021 – FBL Financial Group, Inc. (NYSE: FFG) (“FBL Financial Group” or “the Company”) today announced that independent proxy advisory firm Egan-Jones Proxy Services (“Egan-Jones”) has recommended that FBL Financial Group’s shareholders vote “FOR” the previously announced definitive agreement pursuant to which Farm Bureau Property & Casualty Insurance Company (“FBPCIC”) will acquire all of the outstanding shares of FBL Financial Group Class A and Class B common stock, excluding shares owned by FBPCIC and the Iowa Farm Bureau Federation, for $56.00 per share in cash. Consistent with the recommendations from Egan-Jones and Glass Lewis & Co., the Special Committee of the Board of Directors of FBL Financial Group (the “Special Committee”) reiterated its unanimous support of the transaction.

In its report, Egan-Jones notes that “the merger agreement represents the best strategic alternative” for FBL Financial Group and highlights that “the merger consideration of $56 per share offers an attractive premium to the shareholders.” The Egan-Jones report also indicates that the “merger involved a thorough process of negotiation and evaluation to deliver the best and reasonable value to all the shareholders.” 1

“We welcome another recommendation in favor of the transaction and are pleased that the majority of the independent proxy advisory firms recommend that shareholders vote FOR the proposed transaction,” said Paul Larson, Chairman of the Special Committee. “The recommendation of Egan-Jones reinforces the Special Committee’s strong view that this is the right transaction. The consideration of $56.00 per share is a highly compelling offer, providing a significant cash premium as well as certain and immediate value for unaffiliated FBL Financial Group shareholders. We continue to recommend that shareholders vote for the transaction.”

The members of the Special Committee recommend that their fellow shareholders vote “FOR” the transaction on the WHITE proxy card or in person at the upcoming special meeting scheduled for April 29, 2021. If shareholders have questions about how to vote their shares, they should immediately contact the Company’s proxy solicitor, Okapi Partners, at (877) 629-6357 or at info@okapipartners.com.

About FBL Financial Group

FBL Financial Group is a holding company with the purpose to protect livelihoods and futures. Operating under the consumer brand name Farm Bureau Financial Services, its affiliates offer a broad range of life insurance, annuity and investment products distributed by multiline exclusive Farm Bureau agents. Helping complete the financial services offering, advisors offer wealth management and financial planning services. In addition, FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee. Headquartered in West Des Moines, Iowa, FBL Financial Group is traded on the New York Stock Exchange under the symbol FFG. For more information, please visit www.fblfinancial.com and www.fbfs.com.

1Permission to use quotes neither sought nor granted.

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Forward-Looking Statements
Some of the statements in this letter are forward-looking statements (or forward-looking information). When we use words such as “anticipate,” “intend,” “plan,” “seek,” “believe,” “may,” “could,” “will,” “should,” “would,” “could,” “estimate,” “continue,” “predict,” “potential,” “project,” “expect,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control, including general economic and market conditions, industry conditions, operational and other factors. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to obtain the requisite shareholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction; the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; risks that the proposed transaction disrupts current plans and operations; the ability to recognize the benefits of the transaction; the amount of the costs, fees, and expenses and charges related to the transaction; change in interest rates; changes in laws and regulations; differences between actual claims experience and underwriting assumptions; relationships with Farm Bureau organizations; the ability to attract and retain sales agents; adverse results from litigation; the impact of the COVID-19 pandemic and any future pandemics and the impact and results of the contested solicitation by Capital Returns Management, LLC. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in FBL Financial Group’s filings with the SEC, including FBL Financial Group’s Annual Report on Form 10-K and FBL Financial Group’s quarterly reports on Form 10-Q. The statements in this communication speak only as of the date of this communication and we undertake no obligation or intention to update or revise any forward-looking statement, whether as a result of new information, changes in assumptions, future developments or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, FBL Financial Group has filed with the SEC a definitive proxy statement on Schedule 14A and a Schedule 13e-3 Transaction Statement, and may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the definitive proxy statement or any other document that FBL Financial Group may file with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, FBL FINANCIAL GROUP ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the definitive proxy statement and accompanying WHITE proxy card, any amendments or supplements to the proxy statement and other documents filed with the SEC by FBL Financial Group through the web site maintained by the SEC at www.sec.gov or by contacting the individuals listed below.

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Contacts

FBL Financial Group:

Media:

Bryan Locke and Lindsay Molk

Sard Verbinnen & Co

FBLFinancial-SVC@sardverb.com

Investors:

Kathleen Till Stange

Vice President Corporate & Investor Relations

Kathleen.TillStange@FBLFinancial.com

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